Exhibit D-2

                         INCOME TAX ALLOCATION AGREEMENT

                              FIFTY-SIXTH AMENDMENT

Mississippi Power Services, Inc. was incorporated in 1998 and is wholly owned by Mississippi Power Company. Mississippi Power Services, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1998 and subsequent years.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of February, 1999.

ATTEST                                  Mississippi Power Services, Inc.

___________________________________      BY: _________________________________

                         INCOME TAX ALLOCATION AGREEMENT

                             FIFTY-SEVENTH AMENDMENT

Southern Energy Carbontronics, Inc. was incorporated in 1998 and is wholly owned by Southern Energy Finance Company, Inc. Southern Energy Carbontronics, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1998 and subsequent years.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of February, 1999.

ATTEST                                  Southern Energy Carbontronics, Inc.

___________________________________      BY: _________________________________

                         INCOME TAX ALLOCATION AGREEMENT

                             FIFTY-EIGHTH AMENDMENT

Southern Energy Caribe, Ltd. was incorporated in 1998 and is wholly owned by Southern Energy International, Inc. Southern Energy Caribe, Ltd. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1998 and subsequent years.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of February, 1999.

ATTEST                                   Southern Energy Caribe, Ltd.

___________________________________      BY: _________________________________

                         INCOME TAX ALLOCATION AGREEMENT

                              FIFTY-NINTH AMENDMENT

Southern Energy Europe, Inc. was incorporated in 1998 and is wholly owned by Southern Energy International Inc. Southern Energy Europe, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1998 and subsequent years.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of February, 1999.

ATTEST                                              Southern Energy Europe, Inc.

___________________________________      BY: _________________________________

                         INCOME TAX ALLOCATION AGREEMENT

                               SIXTIETH AMENDMENT

SEI Wisconsin Holdings, Inc. was incorporated in 1998 and is wholly owned by Southern Energy North America, Inc. SEI Wisconsin Holdings, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1998 and subsequent years.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of February, 1999.

ATTEST                                   SEI Wisconsin Holdings, Inc.

___________________________________      BY: _________________________________

                         INCOME TAX ALLOCATION AGREEMENT

                              SIXTY-FIRST AMENDMENT

SEI New England, Inc. was incorporated in 1998 and is wholly owned by Southern Energy North America, Inc. SEI New England, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1998 and subsequent years.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of February, 1999.

ATTEST                                              SEI New England, Inc.

___________________________________      BY: _________________________________

                         INCOME TAX ALLOCATION AGREEMENT

                             SIXTY-SECOND AMENDMENT

SEI New England Holding Corp. was incorporated in 1998 and is wholly owned by Southern Energy North America, Inc. SEI New England Holding Corp. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1998 and subsequent years.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of February, 1999.

ATTEST                                   SEI New England Holding Corp.

___________________________________      BY: _________________________________

                         INCOME TAX ALLOCATION AGREEMENT

                              SIXTH-THIRD AMENDMENT

SE China Investments, Inc. was incorporated in 1998 and is wholly owned by Southern Energy International, Inc. SE China Investments, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1998 and subsequent years.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of February, 1999.

ATTEST                                              SE China Investments, Inc.

___________________________________      BY: _________________________________

                         INCOME TAX ALLOCATION AGREEMENT

                             SIXTY-FOURTH AMENDMENT

Southern Energy Ventures, Inc. was incorporated in 1998 and is wholly owned by Southern Energy North America, Inc. Southern Energy Ventures, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1998 and subsequent years.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of February, 1999.

ATTEST                                   Southern Energy Ventures, Inc.

___________________________________      BY: _________________________________

                         INCOME TAX ALLOCATION AGREEMENT

                              SIXTY-FIFTH AMENDMENT

Southern Energy Asia Ventures, Inc. was incorporated in 1998 and is wholly owned by Southern Energy - Asia, Inc. Southern Energy Asia Ventures, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1998 and subsequent years.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of February, 1999.

ATTEST                                   Southern Energy Asia Ventures, Inc.

___________________________________      BY: _________________________________

                         INCOME TAX ALLOCATION AGREEMENT

                              SIXTY-SIXTH AMENDMENT

SEI Brazil Holdings, Inc. was incorporated in 1998 and is wholly owned by Southern Energy International, Inc. SEI Brazil Holdings, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1998 and subsequent years.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of February, 1999.

ATTEST                                              SEI Brazil Holdings, Inc.

___________________________________      BY: _________________________________

                         INCOME TAX ALLOCATION AGREEMENT

                             SIXTY-SEVENTH AMENDMENT

SEI South America, Inc. was incorporated in 1998 and is wholly owned by Southern Energy International, Inc. SEI South America, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1998 and subsequent years.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of February, 1999.

ATTEST                                              SEI South America, Inc.

___________________________________      BY: _________________________________

                         INCOME TAX ALLOCATION AGREEMENT

                             SIXTY-EIGHTH AMENDMENT

Mobile Development Company was incorporated in 1998 and is wholly owned by Southern Energy North America, Inc. Mobile Development Company does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1998.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of February, 1999.

ATTEST                                              Mobile Development Company

___________________________________      BY: _________________________________

                         INCOME TAX ALLOCATION AGREEMENT

                              SIXTY-NINTH AMENDMENT

Southern Energy Europe Investments, Inc. was incorporated in 1998 and is wholly owned by Southern Energy Europe Inc. Southern Energy Europe Investments, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1998.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of February, 1999.

ATTEST                                  Southern Energy Europe Investments, Inc.

___________________________________      BY: _________________________________

                         INCOME TAX ALLOCATION AGREEMENT

                              SEVENTIETH AMENDMENT

Southern Energy Bay Area Investments, Inc. was incorporated in 1998 and is wholly owned by Southern Energy North America, Inc. Southern Energy Bay Area Investments, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1998.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of February, 1999.

ATTEST                               Southern Energy Bay Area Investments, Inc.

___________________________________      BY: _________________________________

                         INCOME TAX ALLOCATION AGREEMENT

                             SEVENTY-FIRST AMENDMENT

Southern Energy California, Inc. was incorporated in 1998 and is wholly owned by Southern Energy North America, Inc. Southern Energy California, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1998.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of February, 1999.

ATTEST                                   Southern Energy California, Inc.

___________________________________      BY: _________________________________

                         INCOME TAX ALLOCATION AGREEMENT

                            SEVENTY-SECOND AMENDMENT

Southern Energy Netherlands, Ltd. was incorporated in 1998 and is wholly owned by Southern Energy Europe, Inc. Southern Energy Netherlands, Ltd. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1998.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of February, 1999.

ATTEST                                  Southern Energy Netherlands, Ltd.

___________________________________      BY: _________________________________

                         INCOME TAX ALLOCATION AGREEMENT

                             SEVENTY-THIRD AMENDMENT

Southern Energy Southwest Investments, Inc. was incorporated in 1998 and is wholly owned by Southern Energy North America, Inc. Southern Energy Southwest Investments, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1998.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of February, 1999.

ATTEST                              Southern Energy Southwest Investments, Inc.

__________________________________      BY: _________________________________

                         INCOME TAX ALLOCATION AGREEMENT

                            SEVENTY-FOURTH AMENDMENT

Southern Energy Texas (G.P.), Inc. was incorporated in 1998 and is wholly owned by Southern Energy North America, Inc. Southern Energy Texas (G.P.), Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1998.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of February, 1999.

ATTEST                                 Southern Energy Texas (G.P.), Inc.

__________________________________      BY: _________________________________

                         INCOME TAX ALLOCATION AGREEMENT

                             SEVENTY-FIFTH AMENDMENT

Southern Energy New York G.P., Inc. was incorporated in 1998 and is wholly owned by Southern Energy North America, Inc. Southern Energy New York G.P., Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1998.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of February, 1999.

ATTEST                                  Southern Energy New York G.P., Inc.

__________________________________      BY: _________________________________

                         INCOME TAX ALLOCATION AGREEMENT

                             SEVENTY-SIXTH AMENDMENT

Southern Energy Hudson Valley Investments, Ltd. was incorporated in 1998 and is wholly owned by Southern Energy North America, Inc. Southern Energy Hudson Valley Investments, Ltd. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1998.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of February, 1999.

ATTEST                          Southern Energy Hudson Valley Investments, Inc.

__________________________________      BY: _________________________________